                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):          September 15, 1997
                                                           ------------------


                              CD Warehouse, Inc.
                              ------------------
            (Exact name of registrant as specified in its charter)


                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)


            333-15139                                 73-1504999
            ---------                                 ----------
     (Commission File Number)           (I.R.S. Employer Identification No.)


 1204 Sovereign Row, Oklahoma City, OK                            73108
----------------------------------------                          -----
(Address of principal executive offices)                       (Zip Code)


                                (405) 949-2422
                                --------------
                 (Registrant's telephone, including area code)
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ITEM 5.  OTHER EVENTS.
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  On September 15, 1997, Registrant initiated litigation against Grow Biz
International Inc. ("Grow Biz"), a Minnesota corporation, and Clarence Gladden in the District Court of Dallas County, Texas. Grow Biz offers licenses to operate retail stores using the service mark "Disc-Go-Round." Disc-Go-Round is a principal competitor of the Registrant. Registrant alleges, among other things, that Mr. Gladden, acting for Grow Biz, on or about May 1996, fraudulently acquired the proprietary information and trade secrets of Registrant's predecessor-in-interest with the intent of unfairly using such information to the Registrant's competitive disadvantage. The Registrant is seeking compensatory and punitive damages.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
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(c)  Exhibits.

     The following documents are filed as part of this Report:

     Form of Press Release issued by CD Warehouse, Inc. on September 16, 1997 with respect to the litigation.

     Petition filed in the District Court of Dallas County, Texas on September 15, 1997: CD Warehouse, Inc. v. Grow Biz International, Inc., and Clarence Gladden.
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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    CD WAREHOUSE, INC.
                                    (Registrant)



Date:   September 15, 1997          BY: /s/ JERRY W. GRIZZLE
                                        --------------------------------------
                                         Jerry W. Grizzle, President and Chief
                                               Executive Officer
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                               INDEX TO EXHIBITS


                                                                Appears at
                                                               Sequentially
  Exhibit                                                        Numbered
  Number         Description                                        Page
  -------        -----------                                   ------------
     1           Press Release                                       5
     2           Petition                                            6